                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials
         --------------------------------------------------------------

                           $760,000,000 (Approximate)
                                  ContiMortgage

                         Home Equity Loan Trust 1999-3,
                              Class A Certificates

                                 Home Equity ABS

         --------------------------------------------------------------
                             Computational Materials


0
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

                                                      Expected                         Final
              Class                                   Ratings                        Scheduled
               Size                                  (Moody's/         Average        Payment          Payment           Day
 Class(1)     ($ MM)           Tranche Type             S&P           Life(2, 3)        Date         Window(2, 3)       Count
================================================================================================================================
   A-1       $209.100        Fixed Sequential        Aaa / AAA      0.85 years/MAT    4/25/14       07/99-12/00 / 18    30/360
   A-2        126.300        Fixed Sequential        Aaa / AAA      2.00 years/MAT    1/25/18       12/00-12/01 / 13    30/360
   A-3         72.700        Fixed Sequential        Aaa / AAA      3.00 years/MAT    11/25/22      12/01-01/03 / 14    30/360
   A-4         41.500        Fixed Sequential        Aaa / AAA      4.00 years/MAT    1/25/25       01/03-11/03 / 11    30/360
  A-5(4)       40.900        Fixed Sequential        Aaa / AAA      5.00 years/MAT    10/25/26      11/03-02/05 / 16    30/360
A-6(3, 4)      72.700        Fixed Sequential        Aaa / AAA     6.92 years/CALL   [7/25/30]      02/05-09/06 / 20    30/360
A-7(3, 4)      44.800           Fixed NAS            Aaa / AAA     6.11 years/CALL    4/25/14       08/02-09/06 / 50    30/360
A-8(3, 4)     152.000          ARM Floater           Aaa / AAA     2.53 years/CALL   [7/25/30]      07/99-09/06 / 87   Act/360
A-9 IO(5)      (5)       Fixed Rate Structured IO    Aaa / AAAr          N/A          12/25/01      07/99-12/01 / 30    30/360
--------------------------------------------------------------------------------------------------------------------------------
  Total      $760.000
--------------------------------------------------------------------------------------------------------------------------------

OTHER CERTIFICATES: The Class B Certificates of $40,000,000 are not offered hereby.
--------------------------------------------------------------------------------
       (1) The Class A Certificates will have the benefit of an insurance policy provided by Ambac.
       (2)  See "Pricing Prepayment Speed" below.
       (3) All Certificates are priced to call. The coupon on the Class A-6 and Class A-7 Certificates will increase by 0.50% after the clean up call date. The spread on the Class A-8 Certificates will double after the clean-up call date.
       (4)  See "Available Funds Cap" on page 2.
       (5) Class A-9 IO will be sole managed by Credit Suisse First Boston. This interest-only security accrues interest at a rate of 6.00% per annum on its notional amount, initially $210,000,000. See "Class A-9 IO" on page 3 for more detail.

       Sellers:            ContiMortgage Corporation and ContiWest Corporation
       Master Servicer:    Norwest Bank of Minnesota, National Association. See
                           "Servicing Arrangement" on page 3 for more detail.
       Servicer:           ContiMortgage Corporation. See "Servicing
                           Arrangement" on page 3 for more detail.
       Trustee:            Manufacturers and Traders Trust Company
       Managers:           CREDIT SUISSE FIRST BOSTON (lead), Bear Stearns,
                           Greenwich Capital Markets, Merrill Lynch, Morgan
                           Stanley Dean Witter (co-managers), Societe Generale
                           (selling group)

       Structure:          o    The Class A-1 through A-6 Certificates will be
                                fixed rate sequential pay Certificates.
                           o    The Class A-7 Certificates will be fixed rate
                                non-accelerating senior Certificates which will receive principal based upon a scheduled lockout percentage.
                           o    The Class A-8 Certificates will be floating rate
                                certificates.
                           o    All of the Class A Certificates will be rated
                                triple-A, based upon a Certificate guaranty insurance policy from Ambac.
                           o    The Class B Certificates (not offered hereby)
                                will be fixed-rate, subordinate certificates.
                           o    The Class B Certificates will provide credit
                                support to the triple-A fixed and floating rate
                                Certificates.


1
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


Collateral:                 There will be two collateral groups. Group I ($640.0
                            MM) will consist solely of fixed rate collateral and will support Classes A-1 through A-7 and Class A-9
                            IO. Group II ($160.0 MM) will consist mainly of hybrid ARM collateral and will support Class A-8.
                            Both groups will support class B.

Pricing Prepayment          Fixed Rate Collateral
Speed:                      130% of the prepayment assumption (the "FRM PPC")
                            will be applied to the Fixed Rate Collateral for pricing purposes. 100% PPC for the Fixed Rate
                            Collateral describes prepayments starting at 4.0%
                            CPR in month 1, increasing by 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

                            Adjustable Rate Collateral
                            100% of the prepayment assumption (the "ARM PPC") will be applied to the Adjustable Rate Collateral for pricing purposes. 100% PPC for the Adjustable Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.8235% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

Cut-Off Date                Close of Business May 31, 1999.

Expected Pricing Date:      June 10, 1999.

Expected Settlement:        June 17, 1999 through DTC, Euroclear or CEDEL.

Accrued Interest:           All of the fixed rate certificates will settle with
                            16 days of accrued interest. The Class A-8
                            Certificates will settle flat.

Distribution Dates:         The 25th of each month, beginning July, 1999.

Optional Call:              10% Clean-up call (10% of original aggregate Group I
                            and Group II loan balances).

Step-up Coupon:             The Pass-Through Rate for the Class A-6, Class A-7,
                            and Class B Certificates will increase by 0.50% for any Payment Date after the Clean-Up Call Date.

                            The Pass-Through Rate for the Class A-8 Certificates will equal (i) for any Payment Date prior to the Clean-Up Call Date 1 Mo. LIBOR plus [ ]% per annum, and (ii) for any Payment Date thereafter, 1 Mo. LIBOR plus 2X [ ]% per annum, subject to the Group II Available Funds Cap.

Available Funds Cap:        Group I Available Funds Cap
                            The Class A-5, Class A-6, and Class A-7 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the aggregate
                            Group I Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the Group I pool balance, equal to the sum of the Servicing Fee (including Master Servicing Fee), the
                            Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b) for the first 30 Payment Dates only, the product of
                            (i) 6.00% per annum and (ii) the Class A-9 IO
                            Notional Principal Amount divided by the aggregate
                            Group I pool balance.

                            Group II Available Funds Cap
                            The Class A-8 Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Adjustable Rate Home Equity Loans less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Adjustable Rate Collateral pool balance, equal to the sum of the Servicing Fee (including Master Servicing Fee), the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period, and a 0.50% credit enhancement carve out.

                            Class B Available Funds Cap
                            The Pass-Through Rate for the Class B Certificates will equal the lesser of (a) the Pass-Through Rate for such Class, and (b) the lesser of the Group I and Group II Available Funds Cap.

Tax Status:                 REMIC

ERISA Eligibility:          The Class A certificates are ERISA eligible.

SMMEA Eligibility:          None of the offered certificates are SMMEA eligible.


2
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Class A-9 IO:               The Class A-9 IO Certificates do not have a
                            Certificate Principal Balance but will accrue interest at a rate of 6.00% per annum on their Notional Amount. The "Notional Amount" of the Class
                            A-9 IO Certificates shall be the lesser of Group I aggregate outstanding loan balance and the amounts described below:

                            Months 1-3:       $210,000,000
                            Months 4-6:        120,000,000
                            Months 7-9:         60,000,000
                            Months 10-12:       54,000,000
                            Months 13-15:       22,500,000
                            Months 16-18:       20,000,000
                            Months 19-21:       18,500,000
                            Months 22-24:       17,500,000
                            Months 25-27:       12,500,000
                            Months 28-30:       10,000,000
                            Thereafter:       $          0

Servicing Arrangement       Norwest Bank will be Master Servicer for a minimum
                            of one year. During this time, ContiMortgage will be the primary servicer, subject to Ambac's approval for renewal every 60 days. After the first year has expired, Norwest may be removed as Master Servicer at the election of ContiMortgage, subject to Ambac and rating agencies approvals.


3
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


Credit Enhancement for Fixed and Floating Rate Certificates

o   Class A-1 through A-8 Credit Enhancement:
    1.  Excess cash;
    2. Overcollateralization building up to a requirement of 2.45% of the aggregate original loan balance;
    3. Subordination of Class B certificates, totaling 5.00% of the aggregate original loan balance;
    4.  Ambac surety wrap.

(1) Excess Cash

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee (including Master Servicing Fee), Certificate Insurer Fee, Trustee Fee, and Certificate Interest.

(2) Overcollateralization

    1. Before the Stepdown Date, overcollateralization initially builds to 2.45% of the aggregate original loan balance of the Group I and Group II Collateral (subject to performance triggers);
    2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 4.90% of the outstanding aggregate current loan balance of the Group I and Group II Collateral (subject to performance trigger events);
    3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Group I and Group II.

(3) Subordination

There will be a single class of Class B Certificates in an amount equal to 5.0% of the aggregate Group I and Group II aggregate original loan balances to provide credit enhancement to all the Class A Certificates.

(4) Surety Wrap

The Class A Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by Ambac.


4
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


Cashflow Priority

o The two Loan Groups' cashflows will be aggregated to achieve the strongest form of cross-collateralization. The overcollateralization will also be calculated for the two Loan Groups together. Available funds to be distributed to Certificateholders will consist of all interest collections (net of the Servicing (including Master Servicing), Surety and Trustee fees) together with all principal collections. The aggregate collections will be allocated first to Certificate Interest and then to Certificate Principal.

Interest
     1.  Current Interest and Carry-Forward Interest to the Class A
         Certificates
     2.  Current Interest to the Class B Certificates

Principal
From Available Funds (including monthly excess interest to build overcollateralization) remaining after payment of Certificate Interest will be allocated in the following priority if no trigger event is in effect:

     Class A Certificates
     1. Determine the Class A principal distribution amount for the Class A Certificates per the Class A Optimal Balance Test (as described below).
     2. Allocate the Class A principal distribution amount between the Class A-1 through Class A-7 Certificates (Fixed Rate Group) and the Class A-8 Certificates (ARM Group), based on the relative collateral balance in each Loan Group.

            A. Fixed Rate Group Class A principal distribution amount will be allocated as follows:

               (i) First to the Class A-7 Certificates, according to the following lockout percentage schedule:


                         Payment       Lockout
                         Date          Percentage
                         ------------- ------------------
                             1-36              0%
                            37-60             45%
                            61-72             80%
                            73-84            100%
                            85-end           300%

               (ii) Then sequentially to the Class A-1 through A-7 bonds until retired;

            B. The ARM Group Class A principal distribution amount will be allocated to the Class A-8 floater until retired.


5
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


     Class B Certificates
     1. On or after the Step Down Date, or earlier, if all of the Class A Certificates have been retired, remaining principal will be allocated to the Class B Certificates per the Class B Optimal Balance Test (described below). It is not expected that the Class B Certificates will receive any principal until the Step Down Date.

Target Credit Enhancement on or after the Stepdown Date:

o Collections of principal (including monthly excess interest) on and after the stepdown date (July 2002 Payment Date), and if no trigger event is in effect, will be allocated in the following priority:

     Pay Class A bonds and Class B in accordance with enhancement targets, equal to 2 times the initial enhancement percentage for each class:

                                                              Target Credit
                                      Targeted % of Pool       Enhancement
                                      ------------------      -------------
           Class A                         85.10%                14.90%
           Class B                         10.00%                 4.90%
           Overcollateralization            4.90%
                                          -------
                                          100.00%

Class A Optimal Balance Test (To determine Triple A Principal Distribution Amount):
o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 2.45% of the aggregate original loan balance. After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 14.90% credit enhancement (based on the aggregate outstanding loan balance).

Class B Optimal Balance Test:
o The Class B Certificates will not receive payments of principal until the Stepdown Date, unless all the Class A Certificates have been retired. After the Step Down Date, the Class B Certificates will receive collateral principal to maintain 4.90% credit enhancement (based on the aggregate outstanding loan balance).

Step Down Date:
o The later of (a) the July 2002 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage is at least 14.90%.

Senior Enhancement Percentage:
o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate outstanding loan balance of Group I and Group II as of the last day of the related Remittance Period.


6
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Application of Monthly Excess Cashflow Amounts:
o Monthly Excess Cash Flow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

         1.  Class B Interest Carry Forward Amount
         2.  Unpaid Class B Realized Loss Amortization Amounts
         3. Servicer for any unreimbursed Delinquency Advances or Servicing Advances
         4.  Class R Certificates

Note:    Available Funds Cap shortfalls will not be carried forward.
         Interest will not accrue or be payable on any written down amounts with respect to the Class B Certificates.

Delinquency  Trigger:
o The targeted credit enhancement percentage will step up to a greater amount to the extent that the following result (such result being the "Step-Up Credit Enhancement") exceeds the Senior Enhancement Percentage on any payment date:

         2 x [(1/2 x 90+ Day Delinquencies) - (3 x monthly excess spread)] such amount expressed as a percentage of the aggregate outstanding Group I and Group II loan balance

         o     90+ Day Delinquencies include Bankruptcies, Foreclosures and REO.
         o The 90+ Day Delinquencies and monthly excess spread values will be based on a rolling 6-month average.

o In the event the delinquency trigger is hit, 100% of principal collections plus excess spread will be used to pay the Class A Certificates until the credit enhancement percentage equals the Step-Up Credit Enhancement percentage. Therefore, the targeted overcollateralization amount may "step-up" to an amount greater than 2.45% of the aggregate original loan balance prior to the stepdown date or 4.90% of the outstanding pool balance after the stepdown date.

Cumulative Realized Loss Trigger Event:
o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the aggregate original loan balance of Group I and Group II equals or exceeds the following amounts:

       Date                                          Percentages
       ----                                          -----------
       July 1999 - June 2001                         1.225%
       July 2001 - June 2002                         2.100%
       July 2002 - June 2003                         2.800%
       July 2003 - June 2004                         3.325%
       July 2004 and thereafter                      3.500%


7
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 3.10% of the aggregate original loan balance of the Group I and Group II Collateral.


8
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                               SENSITIVITY TABLES

  To Maturity:
---------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                              0%          35%         65%        100%         130%        150%        175%         200%
% ARM PPC                              0%          25%         50%         75%         100%        125%        150%         175%
---------------------------------------------------------------------------------------------------------------------------------

A1 SENIOR
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           6.36         6.21        6.09        5.98         5.90        5.85        5.79         5.73
Average Life (years):                9.05         2.21        1.39        1.02         0.85        0.77        0.70         0.64
Modified Duration (years):           6.28         1.97        1.28        0.95         0.80        0.73        0.67         0.61
First Prin Pay:                     07/99        07/99       07/99       07/99        07/99       07/99       07/99        07/99
Last Prin Pay:                      04/14        01/04       02/02       04/01        12/00       10/00       08/00        07/00
Principal Window (months)             178           55          32          22           18          16          14           13
---------------------------------------------------------------------------------------------------------------------------------

A2 SENIOR
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           6.63         6.60        6.55        6.49         6.44        6.41        6.37         6.33
Average Life (years):               15.30         6.64        3.78        2.54         2.00        1.75        1.53         1.36
Modified Duration (years):           9.38         5.20        3.25        2.27         1.82        1.61        1.41         1.27
First Prin Pay:                     04/14        01/04       02/02       04/01        12/00       10/00       08/00        07/00
Last Prin Pay:                      03/17        09/08       06/04       09/02        12/01       08/01       05/01        02/01
Principal Window (months)              36           57          29          18           13          11          10            8
---------------------------------------------------------------------------------------------------------------------------------

A3 SENIOR
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           6.81         6.80        6.76        6.72         6.69        6.66        6.63         6.60
Average Life (years):               20.33        11.24        6.17        3.99         3.00        2.55        2.18         1.91
Modified Duration (years):          10.75         7.64        4.90        3.40         2.64        2.27        1.97         1.74
First Prin Pay:                     03/17        09/08       06/04       09/02        12/01       08/01       05/01        02/01
Last Prin Pay:                      05/22        10/12       01/07       03/04        01/03       05/02       11/01        08/01
Principal Window (months)              63           50          32          19           14          10           7            7
---------------------------------------------------------------------------------------------------------------------------------

A4 SENIOR
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           7.07         7.06        7.04        7.00         6.98        6.95        6.92         6.89
Average Life (years):               24.13        14.39        8.77        5.32         4.00        3.33        2.67         2.32
Modified Duration (years):          11.33         8.81        6.36        4.31         3.39        2.88        2.37         2.08
First Prin Pay:                     05/22        10/12       01/07       03/04        01/03       05/02       11/01        08/01
Last Prin Pay:                      09/24        04/14       05/09       05/05        11/03       03/03       04/02        12/01
Principal Window (months)              29           19          29          15           11          11           6            5
---------------------------------------------------------------------------------------------------------------------------------

A5 SENIOR
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           7.21         7.19        7.18        7.16         7.13        7.11        7.08         7.05
Average Life (years):               26.26        15.28       11.29        6.91         5.00        4.22        3.36         2.69
Modified Duration (years):          11.55         9.04        7.52        5.29         4.08        3.54        2.90         2.37
First Prin Pay:                     09/24        04/14       05/09       05/05        11/03       03/03       04/02        12/01
Last Prin Pay:                      08/26        03/16       03/12       09/07        02/05       03/04       05/03        04/02
Principal Window (months)              24           24          35          29           16          13          14            5
---------------------------------------------------------------------------------------------------------------------------------


9
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

                               SENSITIVITY TABLES

To Maturity
--------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                              0%         35%         65%         100%        130%        150%         175%        200%
% ARM PPC                              0%         25%         50%          75%        100%        125%         150%        175%
--------------------------------------------------------------------------------------------------------------------------------

A6 SENIOR
--------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           7.48        7.50        7.50         7.52        7.52        7.50         7.47        7.42
Average Life (years):               28.59       22.21       16.46        11.93        8.95        7.38         5.81        4.46
Modified Duration (years):          11.57       10.53        9.16         7.60        6.24        5.40         4.50        3.64
First Prin Pay:                     08/26       03/16       03/12        09/07       02/05       03/04        05/03       04/02
Last Prin Pay:                      03/29       08/28       03/25        08/18       06/14       03/13        02/11       06/09
Principal Window (months)              32         150         157          132         113         109           94          87
--------------------------------------------------------------------------------------------------------------------------------

A7 SENIOR NAS
--------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           7.08        7.07        7.06         7.06        7.07        7.09         7.12        7.16
Average Life (years):               12.32        8.87        7.68         6.87        6.45        6.25         6.08        5.95
Modified Duration (years):           7.88        6.26        5.65         5.21        4.98        4.86         4.75        4.67
First Prin Pay:                     07/02       07/02       07/02        07/02       08/02       09/02        11/02       01/03
Last Prin Pay:                      04/14       05/28       11/24        04/14       04/14       01/13        11/10       03/09
Principal Window (months)             142         311         269          142         141         125           97          75
--------------------------------------------------------------------------------------------------------------------------------

A8 SENIOR FLOATER
--------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           5.37        5.37        5.37         5.38        5.38        5.38         5.38        5.38
Average Life (years):               20.84        8.84        5.06         3.47        2.63        2.11         1.76        1.50
Modified Duration (years):          11.72        6.12        3.97         2.91        2.29        1.89         1.60        1.38
First Prin Pay:                     07/99       07/99       07/99        07/99       07/99       07/99        07/99       07/99
Last Prin Pay:                      03/29       08/28       03/25        08/18       06/14       03/13        02/11       06/09
Principal Window (months)             357         350         309          230         180         165          140         120
--------------------------------------------------------------------------------------------------------------------------------


10
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                               SENSITIVITY TABLES

To Call:
---------------------------------------------------------------------------------------------------------------------------------
% FRM PPC                              0%          35%         65%        100%         130%        150%        175%         200%
% ARM PPC                              0%          25%         50%         75%         100%        125%        150%         175%
---------------------------------------------------------------------------------------------------------------------------------


A6 SENIOR
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           7.47         7.47        7.46        7.44         7.42        7.41        7.39         7.37
Average Life (years):               28.08        19.03       13.90        9.38         6.92        5.81        4.80         3.95
Modified Duration (years):          11.51         9.92        8.43        6.56         5.25        4.58        3.91         3.31
First Prin Pay:                     08/26        03/16       03/12       09/07        02/05       03/04       05/03        04/02
Last Prin Pay:                      09/27        11/18       06/13       12/08        09/06       08/05       08/04        11/03
Principal Window (months)              14           33          16          16           20          18          16           20
---------------------------------------------------------------------------------------------------------------------------------

A7 SENIOR NAS
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           7.08         7.07        7.06        7.05         7.05        7.04        7.03         7.02
Average Life (years):               12.32         8.86        7.67        6.77         6.11        5.54        4.91         4.36
Modified Duration (years):           7.88         6.26        5.65        5.17         4.78        4.44        4.03         3.64
First Prin Pay:                     07/02        07/02       07/02       07/02        08/02       09/02       11/02        01/03
Last Prin Pay:                      04/14        11/18       06/13       12/08        09/06       08/05       08/04        11/03
Principal Window (months)             142          197         132          78           50          36          22           11
---------------------------------------------------------------------------------------------------------------------------------

A8 SENIOR FLOATER
---------------------------------------------------------------------------------------------------------------------------------
Bond Yield @ Par (30/360):           5.37         5.37        5.37        5.37         5.37        5.37        5.37         5.37
Average Life (years):               20.72         8.34        4.84        3.32         2.53        2.06        1.72         1.48
Modified Duration (years):          11.69         5.96        3.88        2.83         2.23        1.85        1.57         1.36
First Prin Pay:                     07/99        07/99       07/99       07/99        07/99       07/99       07/99        07/99
Last Prin Pay:                      09/27        11/18       06/13       12/08        09/06       08/05       08/04        11/03
Principal Window (months)             339          233         168         114           87          74          62           53
---------------------------------------------------------------------------------------------------------------------------------


11
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-1
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                    90          75           62          47          33           24          13           1
25-Jun-01                    86          51           22           0           0            0           0           0
25-Jun-02                    83          29            0           0           0            0           0           0
25-Jun-03                    79          10            0           0           0            0           0           0
25-Jun-04                    75           0            0           0           0            0           0           0
25-Jun-05                    70           0            0           0           0            0           0           0
25-Jun-06                    65           0            0           0           0            0           0           0
25-Jun-07                    60           0            0           0           0            0           0           0
25-Jun-08                    55           0            0           0           0            0           0           0
25-Jun-09                    50           0            0           0           0            0           0           0
25-Jun-10                    44           0            0           0           0            0           0           0
25-Jun-11                    37           0            0           0           0            0           0           0
25-Jun-12                    30           0            0           0           0            0           0           0
25-Jun-13                    21           0            0           0           0            0           0           0
25-Jun-14                     0           0            0           0           0            0           0           0
25-Jun-15                     0           0            0           0           0            0           0           0
25-Jun-16                     0           0            0           0           0            0           0           0
25-Jun-17                     0           0            0           0           0            0           0           0
25-Jun-18                     0           0            0           0           0            0           0           0
25-Jun-19                     0           0            0           0           0            0           0           0
25-Jun-20                     0           0            0           0           0            0           0           0
25-Jun-21                     0           0            0           0           0            0           0           0
25-Jun-22                     0           0            0           0           0            0           0           0
25-Jun-23                     0           0            0           0           0            0           0           0
25-Jun-24                     0           0            0           0           0            0           0           0
25-Jun-25                     0           0            0           0           0            0           0           0
25-Jun-26                     0           0            0           0           0            0           0           0
25-Jun-27                     0           0            0           0           0            0           0           0
25-Jun-28                     0           0            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average Life (years)
(To Maturity):             9.05        2.21         1.39        1.02        0.85         0.77        0.70        0.64


12
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-2
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                   100         100          100         100         100          100         100         100
25-Jun-01                   100         100          100          85          43           15           0           0
25-Jun-02                   100         100           82          13           0            0           0           0
25-Jun-03                   100         100           36           0           0            0           0           0
25-Jun-04                   100          87            0           0           0            0           0           0
25-Jun-05                   100          61            0           0           0            0           0           0
25-Jun-06                   100          36            0           0           0            0           0           0
25-Jun-07                   100          18            0           0           0            0           0           0
25-Jun-08                   100           3            0           0           0            0           0           0
25-Jun-09                   100           0            0           0           0            0           0           0
25-Jun-10                   100           0            0           0           0            0           0           0
25-Jun-11                   100           0            0           0           0            0           0           0
25-Jun-12                   100           0            0           0           0            0           0           0
25-Jun-13                   100           0            0           0           0            0           0           0
25-Jun-14                    28           0            0           0           0            0           0           0
25-Jun-15                    18           0            0           0           0            0           0           0
25-Jun-16                     7           0            0           0           0            0           0           0
25-Jun-17                     0           0            0           0           0            0           0           0
25-Jun-18                     0           0            0           0           0            0           0           0
25-Jun-19                     0           0            0           0           0            0           0           0
25-Jun-20                     0           0            0           0           0            0           0           0
25-Jun-21                     0           0            0           0           0            0           0           0
25-Jun-22                     0           0            0           0           0            0           0           0
25-Jun-23                     0           0            0           0           0            0           0           0
25-Jun-24                     0           0            0           0           0            0           0           0
25-Jun-25                     0           0            0           0           0            0           0           0
25-Jun-26                     0           0            0           0           0            0           0           0
25-Jun-27                     0           0            0           0           0            0           0           0
25-Jun-28                     0           0            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average Life
(years)                   15.30        6.64         3.78        2.54        2.00         1.75        1.53        1.36
(To Maturity):


13
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-3
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                   100         100          100         100         100          100         100         100
25-Jun-01                   100         100          100         100         100          100          71          18
25-Jun-02                   100         100          100         100          34            0           0           0
25-Jun-03                   100         100          100          44           0            0           0           0
25-Jun-04                   100         100           99           0           0            0           0           0
25-Jun-05                   100         100           52           0           0            0           0           0
25-Jun-06                   100         100           13           0           0            0           0           0
25-Jun-07                   100         100            0           0           0            0           0           0
25-Jun-08                   100         100            0           0           0            0           0           0
25-Jun-09                   100          79            0           0           0            0           0           0
25-Jun-10                   100          54            0           0           0            0           0           0
25-Jun-11                   100          29            0           0           0            0           0           0
25-Jun-12                   100           6            0           0           0            0           0           0
25-Jun-13                   100           0            0           0           0            0           0           0
25-Jun-14                   100           0            0           0           0            0           0           0
25-Jun-15                   100           0            0           0           0            0           0           0
25-Jun-16                   100           0            0           0           0            0           0           0
25-Jun-17                    94           0            0           0           0            0           0           0
25-Jun-18                    74           0            0           0           0            0           0           0
25-Jun-19                    53           0            0           0           0            0           0           0
25-Jun-20                    36           0            0           0           0            0           0           0
25-Jun-21                    17           0            0           0           0            0           0           0
25-Jun-22                     0           0            0           0           0            0           0           0
25-Jun-23                     0           0            0           0           0            0           0           0
25-Jun-24                     0           0            0           0           0            0           0           0
25-Jun-25                     0           0            0           0           0            0           0           0
25-Jun-26                     0           0            0           0           0            0           0           0
25-Jun-27                     0           0            0           0           0            0           0           0
25-Jun-28                     0           0            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average Life
(years) (To               20.33       11.24         6.17        3.99        3.00         2.55        2.18        1.91
Maturity):


14
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-4
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                   100         100          100         100         100          100         100         100
25-Jun-01                   100         100          100         100         100          100         100         100
25-Jun-02                   100         100          100         100         100           64           0           0
25-Jun-03                   100         100          100         100          41            0           0           0
25-Jun-04                   100         100          100          70           0            0           0           0
25-Jun-05                   100         100          100           0           0            0           0           0
25-Jun-06                   100         100          100           0           0            0           0           0
25-Jun-07                   100         100           81           0           0            0           0           0
25-Jun-08                   100         100           37           0           0            0           0           0
25-Jun-09                   100         100            0           0           0            0           0           0
25-Jun-10                   100         100            0           0           0            0           0           0
25-Jun-11                   100         100            0           0           0            0           0           0
25-Jun-12                   100         100            0           0           0            0           0           0
25-Jun-13                   100          70            0           0           0            0           0           0
25-Jun-14                   100           0            0           0           0            0           0           0
25-Jun-15                   100           0            0           0           0            0           0           0
25-Jun-16                   100           0            0           0           0            0           0           0
25-Jun-17                   100           0            0           0           0            0           0           0
25-Jun-18                   100           0            0           0           0            0           0           0
25-Jun-19                   100           0            0           0           0            0           0           0
25-Jun-20                   100           0            0           0           0            0           0           0
25-Jun-21                   100           0            0           0           0            0           0           0
25-Jun-22                    94           0            0           0           0            0           0           0
25-Jun-23                    54           0            0           0           0            0           0           0
25-Jun-24                     9           0            0           0           0            0           0           0
25-Jun-25                     0           0            0           0           0            0           0           0
25-Jun-26                     0           0            0           0           0            0           0           0
25-Jun-27                     0           0            0           0           0            0           0           0
25-Jun-28                     0           0            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average
 Life (To                 24.13       14.39         8.77        5.32        4.00         3.33        2.67        2.32
Maturity):


15
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-5
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                   100         100          100         100         100          100         100         100
25-Jun-01                   100         100          100         100         100          100         100         100
25-Jun-02                   100         100          100         100         100          100          58           0
25-Jun-03                   100         100          100         100         100           65           0           0
25-Jun-04                   100         100          100         100          42            0           0           0
25-Jun-05                   100         100          100          93           0            0           0           0
25-Jun-06                   100         100          100          35           0            0           0           0
25-Jun-07                   100         100          100           6           0            0           0           0
25-Jun-08                   100         100          100           0           0            0           0           0
25-Jun-09                   100         100           96           0           0            0           0           0
25-Jun-10                   100         100           57           0           0            0           0           0
25-Jun-11                   100         100           22           0           0            0           0           0
25-Jun-12                   100         100            0           0           0            0           0           0
25-Jun-13                   100         100            0           0           0            0           0           0
25-Jun-14                   100          40            0           0           0            0           0           0
25-Jun-15                   100          16            0           0           0            0           0           0
25-Jun-16                   100           0            0           0           0            0           0           0
25-Jun-17                   100           0            0           0           0            0           0           0
25-Jun-18                   100           0            0           0           0            0           0           0
25-Jun-19                   100           0            0           0           0            0           0           0
25-Jun-20                   100           0            0           0           0            0           0           0
25-Jun-21                   100           0            0           0           0            0           0           0
25-Jun-22                   100           0            0           0           0            0           0           0
25-Jun-23                   100           0            0           0           0            0           0           0
25-Jun-24                   100           0            0           0           0            0           0           0
25-Jun-25                    61           0            0           0           0            0           0           0
25-Jun-26                     7           0            0           0           0            0           0           0
25-Jun-27                     0           0            0           0           0            0           0           0
25-Jun-28                     0           0            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average Life
(years) (To               26.26       15.28        11.29        6.91        5.00         4.22        3.36        2.69
Maturity):


16
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-6
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                   100         100          100         100         100          100         100         100
25-Jun-01                   100         100          100         100         100          100         100         100
25-Jun-02                   100         100          100         100         100          100         100          80
25-Jun-03                   100         100          100         100         100          100          91          54
25-Jun-04                   100         100          100         100         100           86          49          21
25-Jun-05                   100         100          100         100          87           56          28           9
25-Jun-06                   100         100          100         100          63           39          18           5
25-Jun-07                   100         100          100         100          55           35          18           5
25-Jun-08                   100         100          100          86          43           27          12           3
25-Jun-09                   100         100          100          69          33           17           6           0
25-Jun-10                   100         100          100          54          23           10           2           0
25-Jun-11                   100         100          100          43          15            5           0           0
25-Jun-12                   100         100           95          33           9            2           0           0
25-Jun-13                   100         100           80          25           5            0           0           0
25-Jun-14                   100         100           46          11           0            0           0           0
25-Jun-15                   100         100           38           7           0            0           0           0
25-Jun-16                   100          97           32           4           0            0           0           0
25-Jun-17                   100          85           26           2           0            0           0           0
25-Jun-18                   100          74           20           0           0            0           0           0
25-Jun-19                   100          64           15           0           0            0           0           0
25-Jun-20                   100          55           12           0           0            0           0           0
25-Jun-21                   100          48            8           0           0            0           0           0
25-Jun-22                   100          40            6           0           0            0           0           0
25-Jun-23                   100          33            3           0           0            0           0           0
25-Jun-24                   100          27            1           0           0            0           0           0
25-Jun-25                   100          20            0           0           0            0           0           0
25-Jun-26                   100          13            0           0           0            0           0           0
25-Jun-27                    71           7            0           0           0            0           0           0
25-Jun-28                    34           1            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average Life
(years) (To Call):        28.08       19.03        13.90        9.38        6.92         5.81        4.80        3.95
Average Life
(years) (To               28.59       22.21        16.46       11.93        8.95         7.38        5.81        4.46
Maturity):


17
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                                                 DECREMENT TABLES

----------------------------------------------------------------------------------------------------------------------
% FRM PPC                    0%         35%          65%        100%        130%         150%        175%        200%
% ARM PPC                    0%         25%          50%         75%        100%         125%        150%        175%
----------------------------------------------------------------------------------------------------------------------

Class A-7
Payment Date
------------
Initial Percent             100         100          100         100         100          100         100         100
25-Jun-00                   100         100          100         100         100          100         100         100
25-Jun-01                   100         100          100         100         100          100         100         100
25-Jun-02                   100         100          100         100         100          100         100         100
25-Jun-03                    99          96           92          90          88           88          88          89
25-Jun-04                    99          92           86          81          77           75          72          70
25-Jun-05                    97          84           76          67          60           55          50          46
25-Jun-06                    95          76           64          52          43           38          32          25
25-Jun-07                    89          54           39          25          16           12           9           8
25-Jun-08                    82          40           24          12           6            4           1           0
25-Jun-09                    75          30           14           5           2            1           0           0
25-Jun-10                    68          22            9           2           1            0           0           0
25-Jun-11                    61          16            5           1           0            0           0           0
25-Jun-12                    54          11            3           1           0            0           0           0
25-Jun-13                    47           8            2           0           0            0           0           0
25-Jun-14                     0           0            0           0           0            0           0           0
25-Jun-15                     0           0            0           0           0            0           0           0
25-Jun-16                     0           0            0           0           0            0           0           0
25-Jun-17                     0           0            0           0           0            0           0           0
25-Jun-18                     0           0            0           0           0            0           0           0
25-Jun-19                     0           0            0           0           0            0           0           0
25-Jun-20                     0           0            0           0           0            0           0           0
25-Jun-21                     0           0            0           0           0            0           0           0
25-Jun-22                     0           0            0           0           0            0           0           0
25-Jun-23                     0           0            0           0           0            0           0           0
25-Jun-24                     0           0            0           0           0            0           0           0
25-Jun-25                     0           0            0           0           0            0           0           0
25-Jun-26                     0           0            0           0           0            0           0           0
25-Jun-27                     0           0            0           0           0            0           0           0
25-Jun-28                     0           0            0           0           0            0           0           0
25-Jun-29                     0           0            0           0           0            0           0           0
Average Life
(years) (To Call):        12.32        8.86         7.67        6.77        6.11         5.54        4.91        4.36
Average Life
(years) (To               12.32        8.87         7.68        6.87        6.45         6.25        6.08        5.95
Maturity):


18
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                                                 DECREMENT TABLES

--------------------------------------------------------------------------------
% FRM PPC               0%    35%     65%   100%   130%     150%    175%    200%
% ARM PPC               0%    25%     50%    75%   100%     125%    150%    175%
--------------------------------------------------------------------------------

Class A-8
Payment Date
------------
Initial Percent       100    100     100    100    100      100     100     100
25-Jun-00              97     92      87     82     77       72      66      61
25-Jun-01              96     83      70     58     48       38      29      21
25-Jun-02              96     74      56     41     29       19      12       7
25-Jun-03              95     67      45     30     19       12       7       3
25-Jun-04              94     60      36     22     13        7       3       1
25-Jun-05              93     54      30     16      8        4       1       0
25-Jun-06              93     48      24     12      5        2       1       0
25-Jun-07              91     43      20      9      3        1       0       0
25-Jun-08              90     38      16      6      2        1       0       0
25-Jun-09              89     35      13      5      1        0       0       0
25-Jun-10              88     31      11      3      1        0       0       0
25-Jun-11              86     28       9      2      1        0       0       0
25-Jun-12              84     25       7      2      0        0       0       0
25-Jun-13              82     22       6      1      0        0       0       0
25-Jun-14              77     20       5      1      0        0       0       0
25-Jun-15              74     18       4      0      0        0       0       0
25-Jun-16              72     16       3      0      0        0       0       0
25-Jun-17              69     14       2      0      0        0       0       0
25-Jun-18              66     12       2      0      0        0       0       0
25-Jun-19              63     10       1      0      0        0       0       0
25-Jun-20              59      9       1      0      0        0       0       0
25-Jun-21              55      8       1      0      0        0       0       0
25-Jun-22              50      6       0      0      0        0       0       0
25-Jun-23              45      5       0      0      0        0       0       0
25-Jun-24              39      4       0      0      0        0       0       0
25-Jun-25              33      3       0      0      0        0       0       0
25-Jun-26              25      2       0      0      0        0       0       0
25-Jun-27              17      1       0      0      0        0       0       0
25-Jun-28               8      0       0      0      0        0       0       0
25-Jun-29               0      0       0      0      0        0       0       0
Average Life
(years) (To Call):  20.72   8.34    4.84   3.32   2.53     2.06    1.72    1.48
Average Life
(years) (To         20.84   8.84    5.06   3.47   2.63     2.11    1.76    1.50
Maturity):


19
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
1                   7.488                8.788
2                   7.471                8.788
3                   7.451                8.790
4                   8.297                8.792
5                   8.281                8.795
6                   8.263                8.801
7                   8.850                8.803
8                   8.839                8.803
9                   8.826                8.806
10                  8.877                8.808
11                  8.862                8.810
12                  8.847                8.811
13                  9.200                8.813
14                  9.194                8.813
15                  9.188                8.816
16                  9.214                8.817
17                  9.208                8.817
18                  9.201                8.818
19                  9.215                8.820
20                  9.209                8.820
21                  9.203                8.821
22                  9.211                10.246
23                  9.205                10.247
24                  9.199                10.248
25                  9.272                10.249
26                  9.268                10.250
27                  9.263                10.251
28                  9.302                10.251
29                  9.298                10.252
30                  9.294                10.253
31                  9.477                10.254
32                  9.478                10.255
33                  9.479                10.256
34                  9.479                10.567
35                  9.480                10.568
36                  9.481                10.569
37                  9.482                10.570
38                  9.478                10.564
39                  9.475                10.563
40                  9.475                10.563


20
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
41                  9.475                10.563
42                  9.475                10.563
43                  9.475                10.563
44                  9.475                10.563
45                  9.475                10.563
46                  9.474                10.563
47                  9.474                10.563
48                  9.474                10.563
49                  9.474                10.563
50                  9.474                10.563
51                  9.474                10.563
52                  9.474                10.563
53                  9.474                10.563
54                  9.474                10.563
55                  9.473                10.562
56                  9.473                10.562
57                  9.473                10.562
58                  9.473                10.562
59                  9.473                10.562
60                  9.473                10.562
61                  9.473                10.562
62                  9.472                10.562
63                  9.472                10.562
64                  9.472                10.562
65                  9.472                10.562
66                  9.472                10.562
67                  9.472                10.561
68                  9.471                10.561
69                  9.471                10.561
70                  9.471                10.561
71                  9.471                10.561
72                  9.471                10.561
73                  9.471                10.561
74                  9.470                10.561
75                  9.470                10.561
76                  9.470                10.560
77                  9.470                10.560
78                  9.470                10.560
79                  9.469                10.560
80                  9.469                10.560


21
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
81                  9.469                10.560
82                  9.469                10.560
83                  9.468                10.559
84                  9.468                10.559
85                  9.468                10.559
86                  9.468                10.559
87                  9.467                10.559
88                  9.467                10.558
89                  9.467                10.558
90                  9.467                10.558
91                  9.466                10.558
92                  9.466                10.558
93                  9.466                10.557
94                  9.465                10.557
95                  9.465                10.557
96                  9.465                10.557
97                  9.464                10.557
98                  9.464                10.556
99                  9.464                10.556
100                 9.463                10.556
101                 9.463                10.556
102                 9.463                10.555
103                 9.462                10.555
104                 9.462                10.555
105                 9.462                10.554
106                 9.461                10.554
107                 9.461                10.554
108                 9.460                10.554
109                 9.460                10.553
110                 9.459                10.553
111                 9.459                10.553
112                 9.458                10.552
113                 9.458                10.552
114                 9.458                10.551
115                 9.457                10.551
116                 9.457                10.551
117                 9.456                10.550
118                 9.456                10.550
119                 9.455                10.549
120                 9.455                10.549


22
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
121                 9.454                10.548
122                 9.453                10.548
123                 9.453                10.548
124                 9.452                10.547
125                 9.448                10.546
126                 9.447                10.546
127                 9.447                10.546
128                 9.447                10.546
129                 9.447                10.546
130                 9.448                10.547
131                 9.448                10.547
132                 9.448                10.548
133                 9.449                10.548
134                 9.449                10.548
135                 9.449                10.549
136                 9.450                10.549
137                 9.450                10.550
138                 9.450                10.550
139                 9.451                10.551
140                 9.451                10.551
141                 9.451                10.552
142                 9.452                10.552
143                 9.452                10.553
144                 9.453                10.553
145                 9.453                10.554
146                 9.454                10.554
147                 9.454                10.555
148                 9.454                10.556
149                 9.455                10.556
150                 9.456                10.557
151                 9.456                10.557
152                 9.457                10.558
153                 9.457                10.559
154                 9.458                10.560
155                 9.458                10.560
156                 9.459                10.561
157                 9.460                10.562
158                 9.460                10.563
159                 9.461                10.564
160                 9.462                10.565


23
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
161                 9.463                10.565
162                 9.463                10.566
163                 9.464                10.567
164                 9.465                10.568
165                 9.466                10.569
166                 9.467                10.570
167                 9.468                10.571
168                 9.469                10.573
169                 9.470                10.574
170                 9.471                10.575
171                 9.472                10.576
172                 9.473                10.577
173                 9.474                10.579
174                 9.475                10.580
175                 9.476                10.581
176                 9.478                10.583
177                 9.479                10.584
178                 9.480                10.586
179                 9.327                10.610
180                 9.329                10.613
181                 9.463                10.747
182                 9.463                10.747
183                 9.462                10.747
184                 9.462                10.747
185                 9.462                10.747
186                 9.462                10.747
187                 9.461                10.747
188                 9.461                10.747
189                 9.461                10.747
190                 9.460                10.747
191                 9.460                10.747
192                 9.460                10.747
193                 9.460                10.747
194                 9.459                10.747
195                 9.459                10.747
196                 9.459                10.747
197                 9.458                10.747
198                 9.458                10.747
199                 9.458                10.747
200                 9.457                10.747


24
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
201                 9.457                10.747
202                 9.456                10.747
203                 9.456                10.747
204                 9.456                10.747
205                 9.455                10.747
206                 9.455                10.747
207                 9.455                10.747
208                 9.454                10.747
209                 9.454                10.747
210                 9.453                10.747
211                 9.453                10.747
212                 9.452                10.747
213                 9.452                10.747
214                 9.452                10.747
215                 9.451                10.747
216                 9.451                10.747
217                 9.450                10.747
218                 9.450                10.747
219                 9.449                10.747
220                 9.449                10.747
221                 9.448                10.747
222                 9.448                10.747
223                 9.447                10.747
224                 9.447                10.747
225                 9.446                10.747
226                 9.446                10.747
227                 9.445                10.747
228                 9.444                10.747
229                 9.444                10.747
230                 9.443                10.747
231                 9.442                10.747
232                 9.442                10.747
233                 9.441                10.747
234                 9.441                10.747
235                 9.440                10.747
236                 9.439                10.747
237                 9.438                10.747
238                 9.438                10.747
239                 9.437                10.747
240                 9.437                10.747


25
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
241                 9.437                10.747
242                 9.437                10.747
243                 9.437                10.747
244                 9.437                10.747
245                 9.437                10.747
246                 9.437                10.747
247                 9.437                10.747
248                 9.437                10.747
249                 9.437                10.747
250                 9.437                10.747
251                 9.437                10.747
252                 9.437                10.747
253                 9.437                10.747
254                 9.437                10.747
255                 9.437                10.747
256                 9.437                10.747
257                 9.437                10.748
258                 9.437                10.748
259                 9.437                10.748
260                 9.437                10.748
261                 9.437                10.748
262                 9.437                10.748
263                 9.437                10.748
264                 9.437                10.748
265                 9.437                10.748
266                 9.437                10.748
267                 9.437                10.748
268                 9.437                10.748
269                 9.437                10.748
270                 9.437                10.748
271                 9.437                10.748
272                 9.437                10.748
273                 9.437                10.748
274                 9.437                10.748
275                 9.437                10.748
276                 9.437                10.748
277                 9.437                10.748
278                 9.437                10.748
279                 9.437                10.748
280                 9.437                10.748


26
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
281                 9.437                10.748
282                 9.437                10.748
283                 9.437                10.748
284                 9.437                10.748
285                 9.437                10.748
286                 9.437                10.748
287                 9.437                10.748
288                 9.437                10.748
289                 9.437                10.748
290                 9.437                10.748
291                 9.437                10.748
292                 9.437                10.748
293                 9.437                10.748
294                 9.437                10.748
295                 9.437                10.748
296                 9.437                10.748
297                 9.437                10.748
298                 9.437                10.748
299                 9.437                10.748
300                 9.437                10.748
301                 9.437                10.748
302                 9.437                10.748
303                 9.437                10.748
304                 9.437                10.748
305                 9.437                10.748
306                 9.437                10.748
307                 9.437                10.748
308                 9.437                10.748
309                 9.437                10.748
310                 9.437                10.748
311                 9.437                10.748
312                 9.437                10.748
313                 9.437                10.748
314                 9.437                10.748
315                 9.437                10.748
316                 9.437                10.748
317                 9.437                10.748
318                 9.437                10.748
319                 9.437                10.748
320                 9.437                10.748


27
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Available Funds Cap

                   Group I              Group II
                Net Available        Net Available
Period          Funds Cap (%)        Funds Cap (%)
--------------------------------------------------------
321                 9.437                10.748
322                 9.437                10.748
323                 9.437                10.748
324                 9.437                10.748
325                 9.437                10.748
326                 9.437                10.748
327                 9.437                10.748
328                 9.437                10.748
329                 9.437                10.748
330                 9.437                10.748
331                 9.437                10.748
332                 9.437                10.748
333                 9.437                10.748
334                 9.437                10.748
335                 9.437                10.748
336                 9.437                10.748
337                 9.437                10.748
338                 9.437                10.748
339                 9.437                10.748
340                 9.437                10.748
341                 9.437                10.748
342                 9.437                10.748
343                 9.437                10.748
344                 9.437                10.748
345                 9.437                10.748
346                 9.437                10.748
347                 9.437                10.748
348                 9.437                10.748
349                 9.437                10.748
350                 9.437                10.748
351                 9.437                10.749
352                 9.437                10.749
353                 9.437                10.749
354                 9.437                10.749
355                 9.437                10.749
356                 9.437                10.750
357                 9.437                10.753
358                 9.437                12.900
359                 0.000                12.900
360                 0.000                12.900


28
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                            Group I Home Equity Loans


29
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials
                 Collateral Description (Fixed Rate Collateral)

                                                   Group I
                                                   -------

Cut-Off Date                     5/31/99
Total Outstanding Balance:       $640,001,379.88
Number of Loans:                 8,902
Average Remaining Balance:       $71,894.11 (range: $9,500.00- $498,513.06)
WA Gross Coupon:                  10.20% (range: 6.25% - 17.99%)
WA Original Term:                280.79 months (range: 60 - 360 months)
WA Remaining Term:               278.98 months (range: 57 - 360 months)
WA Seasoning:                      1.81 months (range: 0 - 26 months)
Lien Position:                    93.08% First, 6.92% Second
WA Original LTV Ratio:            75.48% (range: 5% - 96%)
WA Original CLTV Ratio:           79.42% (range: 9% - 100%)
WA Debt to Income Ratio:          38.22% (range: 2% - 58%)
Credit Grade:                     69.95% A
                                  19.37% B
                                   9.52% C
                                   1.17% D
Documentation:                    89.12% Full Documentation
                                   7.51% Limited Documentation
                                   3.38% No Documentation
Property Type:                     1.54% Single Family Attached
                                  86.43% Single Family Detached
                                   5.80% 2-4 Family
                                   1.67% PUD
                                   0.78% Condominium
                                   3.57% Manufactured Housing
                                   0.22% Mixed Use
Owner Occupancy:                  94.57% Owner Occupied, 5.43% Investor Owned
Loan Purpose:                     25.78% Cash Out Refinance
                                  51.75% Debt Consolidation
                                    2.22% Home Improvement
                                    5.88% Purchase
                                    6.67% Rate & Term Refinance
                                    7.69% Other
Geographic Distribution:          CA (9.59%), MI (7.98%), IL (7.97%),
(all states greater than          OH (7.86%), FL (5.58%), PA (5.55%),
  or equal to 5.00%)              NY (5.02%)

30
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans

       Geographic Distribution of Mortgaged Properties - Fixed Rate Loans

                            Number of          Aggregate      % of Aggregate
State                   Home Equity Loans     Loan Balance    Loan Balance
--------------------------------------------------------------------------------
Arizona                       203         $ 15,343,152.13          2.40%
Arkansas                       59            3,046,924.65          0.48
California                    535           61,344,582.85          9.59
Colorado                      154           14,298,201.33          2.23
Connecticut                    72            6,100,019.00          0.95
Delaware                       13              884,503.76          0.14
District of Columbia           26            2,110,291.25          0.33
Florida                       581           35,711,369.79          5.58
Georgia                       437           29,787,667.10          4.65
Hawaii                          1               74,816.30          0.01
Idaho                          22            1,407,377.87          0.22
Illinois                      695           51,003,493.33          7.97
Indiana                       381           21,634,952.72          3.38
Iowa                           56            3,102,534.27          0.48
Kansas                         47            2,915,826.80          0.46
Kentucky                      184           11,112,678.39          1.74
Louisiana                     144            8,078,801.31          1.26
Maine                          21            1,281,910.91          0.20
Maryland                      224           19,261,771.55          3.01
Massachusetts                 154           12,475,680.68          1.95
Michigan                      856           51,071,440.47          7.98
Minnesota                      70            6,007,956.90          0.94
Mississippi                    93            5,062,485.59          0.79
Missouri                      159            8,579,438.73          1.34
Montana                        18            1,004,796.69          0.16
Nebraska                       48            3,497,501.07          0.55
Nevada                         54            6,094,259.00          0.95
New Hampshire                  29            1,914,485.88          0.30
New Jersey                    201           18,987,659.38          2.97
New Mexico                    107            7,656,738.08          1.20
New York                      371           32,149,814.35          5.02
North Carolina                474           30,650,834.02          4.79
North Dakota                    6              225,758.44          0.04
Ohio                          709           50,278,848.29          7.86
Oklahoma                       24            1,567,412.10          0.24
Oregon                         46            3,366,609.65          0.53
Pennsylvania                  575           35,510,066.53          5.55
Rhode Island                   28            2,139,184.61          0.33
South Carolina                137            7,670,405.49          1.20
South Dakota                    4              218,371.91          0.03
Tennessee                     191           12,322,447.44          1.93
Texas                         286           20,921,658.38          3.27
Utah                           84            7,319,821.97          1.14
Vermont                         6              431,926.46          0.07
Virginia                      113            8,210,894.86          1.28
Washington                     98           10,166,227.95          1.59
West Virginia                  41            2,247,826.66          0.35
Wisconsin                      62            3,557,992.50          0.56
Wyoming                         3              191,960.49          0.03
--------------------------------------------------------------------------------

Total:                      8,902         $640,001,379.88        100.00%

31
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans

            Distribution of Current Loan Balances - Fixed Rate Loans

Range of                           Number of             Aggregate       % of Aggregate
Current Balance                Home Equity Loans        Loan Balance      Loan Balance
---------------------------------------------------------------------------------------
      $0.01   -  $25,000.00             880           $ 16,676,017.32          2.61%
  25,000.01   -   50,000.00           2,660            101,827,118.16         15.91
  50,000.01   -   75,000.00           2,330            143,789,900.90         22.47
  75,000.01   -  100,000.00           1,324            114,210,288.04         17.85
 100,000.01   -  125,000.00             712             79,102,051.87         12.36
 125,000.01   -  150,000.00             383             52,116,295.05          8.14
 150,000.01   -  175,000.00             184             29,643,116.53          4.63
 175,000.01   -  200,000.00             129             24,139,475.98          3.77
 200,000.01   -  225,000.00              69             14,582,906.48          2.28
 225,000.01   -  250,000.00              85             20,145,504.25          3.15
 250,000.01   -  275,000.00              56             14,609,510.24          2.28
 275,000.01   -  300,000.00              32              9,121,109.36          1.43
 300,000.01   -  325,000.00              25              7,808,452.18          1.22
 325,000.01   -  350,000.00               9              3,045,441.42          0.48
 350,000.01   -  400,000.00              21              7,845,179.04          1.23
 400,000.01   - $450,000.00               2                840,500.00          0.13
$450,000.01   and over                    1                498,513.06          0.08
---------------------------------------------------------------------------------------

Total:                                8,902           $640,001,379.88        100.00%


32
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans

                Original Loan-to-Value Ratios - Fixed Rate Loans

Range of                  Number of           Aggregate       % of Aggregate
Original LTVs         Home Equity Loans      Loan Balance      Loan Balance
--------------------------------------------------------------------------------
  0.01%  -    5.00%            1           $     22,299.31         0.00%
  5.01   -   10.00            55              1,067,894.86         0.17
 10.01   -   15.00           302              7,337,406.54         1.15
 15.01   -   20.00           296              8,466,502.16         1.32
 20.01   -   25.00           251              9,152,764.86         1.43
 25.01   -   30.00           189              7,090,445.78         1.11
 30.01   -   35.00           155              6,791,550.06         1.06
 35.01   -   40.00           144              6,486,409.56         1.01
 40.01   -   45.00           135              6,716,349.58         1.05
 45.01   -   50.00           192              9,262,528.25         1.45
 50.01   -   55.00           172              9,155,813.55         1.43
 55.01   -   60.00           224             12,321,832.44         1.93
 60.01   -   65.00           360             21,449,975.09         3.35
 65.01   -   70.00           589             38,886,620.00         6.08
 70.01   -   75.00           944             64,942,297.93        10.15
 75.01   -   80.00         1,995            161,934,832.48        25.30
 80.01   -   85.00         1,264            111,468,772.75        17.42
 85.01   -   90.00         1,565            151,684,722.77        23.70
 90.01   -   95.00            68              5,564,455.28         0.87
 95.01%  -  100.00%            1                197,906.63         0.03
------------------------------------------------------------------------------

Total                      8,902           $640,001,379.88       100.00%


33
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans

                Combined Loan-to-Value Ratios - Fixed Rate Loans

Range of             Number of              Aggregate        % of Aggregate
Original CLTVs   Home Equity Loans         Loan Balance       Loan Balance
--------------------------------------------------------------------------------
  5.01% -  10.00%          2          $     36,343.67             0.01%
 10.01  -  15.00           7               106,235.68             0.02
 15.01  -  20.00          13               338,839.73             0.05
 20.01  -  25.00          21               781,523.48             0.12
 25.01  -  30.00          33             1,032,443.31             0.16
 30.01  -  35.00          67             2,685,739.08             0.42
 35.01  -  40.00          85             3,407,346.39             0.53
 40.01  -  45.00         105             4,821,402.85             0.75
 45.01  -  50.00         175             7,963,580.44             1.24
 50.01  -  55.00         167             8,589,350.36             1.34
 55.01  -  60.00         225            12,107,122.04             1.89
 60.01  -  65.00         387            22,561,772.27             3.53
 65.01  -  70.00         652            40,874,782.87             6.39
 70.01  -  75.00       1,031            67,730,229.82            10.58
 75.01  -  80.00       2,114           166,241,952.40            25.98
 80.01  -  85.00       1,484           119,030,407.74            18.60
 85.01  -  90.00       2,168           172,419,314.54            26.94
 90.01  -  95.00         159             8,898,970.59             1.39
 95.01  - 100.00%          7               374,022.62             0.06
--------------------------------------------------------------------------------

Total:                 8,902           $640,001,379.88           100.00%


34
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans

                Distribution of Coupon Rates - Fixed Rate Loans

Range of            Number of            Aggregate      % of Aggregate
Coupon Rates     Home Equity Loans      Loan Balance     Loan Balance
--------------------------------------------------------------------------------
 0.01%  -   7.00%       12            $  1,584,266.65           0.25%
 7.01   -   7.50        43               4,810,038.49           0.75
 7.51   -   8.00       216              20,536,520.83           3.21
 8.01   -   8.50       402              37,910,361.95           5.92
 8.51   -   9.00       820              77,048,020.61          12.04
 9.01   -   9.50       772              68,549,990.15          10.71
 9.51   -  10.00     1,292             104,507,665.38          16.33
10.01   -  10.50     1,086              80,112,879.70          12.52
10.51   -  11.00     1,437              95,881,236.37          14.98
11.01   -  11.50       947              53,501,475.62           8.36
11.51   -  12.00       792              43,212,517.33           6.75
12.01   -  12.50       424              21,328,715.45           3.33
12.51   -  13.00       290              13,257,360.13           2.07
13.01   -  13.50       101               4,784,805.63           0.75
13.51   -  14.00       111               5,287,222.10           0.83
14.01   -  14.50        51               2,417,236.33           0.38
14.51   -  15.00        74               3,694,186.03           0.58
15.01   -  15.50        11                 494,610.61           0.08
15.51   -  16.00        16                 769,609.74           0.12
16.01   -  16.50         3                 169,182.41           0.03
16.51   -  17.00%        1                 111,978.37           0.02
17.01%     and over      1                  31,500.00           0.00
--------------------------------------------------------------------------------

Total:               8,902            $640,001,379.88         100.00%


         Distribution of Remaining Terms to Maturity - Fixed Rate Loans

Range of                    Number of           Aggregate     % of Aggregate
Remaining to Maturity   Home Equity Loans     Loan Balance     Loan Balance
--------------------------------------------------------------------------------
    1  -  120                   346        $ 11,779,670.46          1.84%
  121  -  180                 3,742         231,244,891.67         36.13
  181  -  240                   913          48,394,938.61          7.56
  241  -  300                   800           5,288,686.36          0.83
  301  -  360                 3,821         343,293,192.78         53.64
--------------------------------------------------------------------------------

Total:                        8,902        $640,001,379.88        100.00%


35
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials



Group I Home Equity Loans

             Distribution of Months of Seasoning - Fixed Rate Loans

Range of                  Number of           Aggregate       % of Aggregate
Months of Seasoning   Home Equity Loans      Loan Balance      Loan Balance
--------------------------------------------------------------------------------
  0   -   1                   4,413        $312,753,832.55          48.87%
  2   -  12                   4,463         325,395,271.83          50.84
 13   -  24                      23           1,770,120.19           0.28
 25   -  36                       3              82,155.31           0.01
--------------------------------------------------------------------------------

Total:                        8,902        $640,001,379.88         100.00%


                       Property Types - Fixed Rate Loans

                               Number of            Aggregate     % of Aggregate
Property Types             Home Equity Loans       Loan Balance    Loan Balance
--------------------------------------------------------------------------------
Condominium                           59       $    5,020,353.85         0.78%
Manufactured Housing                 385           22,846,613.76         3.57
Mixed Use                             11            1,394,431.83         0.22
Planned Unit Development             109           10,656,430.53         1.67
Single Family Attached               186            9,832,600.47         1.54
Single Family Detached             7,705          553,146,377.94        86.43
2-4 Family                           447           37,104,571.50         5.80
--------------------------------------------------------------------------------

Total:                             8,902         $640,001,379.88       100.00%


                       Occupancy Status- Fixed Rate Loans

                           Number of               Aggregate      % of Aggregate
Occupancy Status       Home Equity Loans          Loan Balance     Loan Balance
--------------------------------------------------------------------------------
Investor Owned                   600            $ 34,775,756.78          5.43%
Owner Occupied                 8,302             605,225,623.10         94.57
--------------------------------------------------------------------------------

Total:                         8,902            $640,001,379.88        100.00%


36
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans

     Distribution of Stated Original Months to Maturity - Fixed Rate Loans

Original Months      Number of           Aggregate        % of Aggregate
to Maturity      Home Equity Loans      Loan Balance       Loan Balance
--------------------------------------------------------------------------------
    1 - 120                346       $  11,779,670.46           1.84%
  121 - 180              3,742         231,244,891.67          36.13
  181 - 240                913          48,394,938.61           7.56
  241 - 300                 80           5,288,686.36           0.83
  301 - 360              3,821         343,293,192.78          53.64
--------------------------------------------------------------------------------

Total:                   8,902        $640,001,379.88         100.00%


                       Days Delinquent - Fixed Rate Loans

                      Number of           Aggregate       % of Aggregate
Days Delinquent   Home Equity Loans      Loan Balance      Loan Balance
--------------------------------------------------------------------------------
Current                   7,750        $551,468,736.87         86.17%
 1 - 30 Days              1,134          87,335,329.69         13.65
31 - 60 Days                 17           1,120,813.32          0.18
61 - 90 Days                  1              76,500.00          0.01
--------------------------------------------------------------------------------

Total:                    8,902        $640,001,379.88        100.00%


                    Debt to Income Ratio - Fixed Rate Loans

Range of Debt         Number of              Aggregate       % of Aggregate
to Income Ratio   Home Equity Loans         Loan Balance      Loan Balance
--------------------------------------------------------------------------------
 0.1%  -   5.00%            8             $    359,914.62          0.06%
 5.01  -  10.00            62                3,872,608.87          0.61
10.01  -  15.00           192                9,983,730.62          1.56
15.01  -  20.00           409               21,608,075.05          3.38
20.01  -  25.00           676               40,341,794.83          6.30
25.01  -  30.00           950               60,186,460.66          9.40
30.01  -  35.00         1,263               86,148,726.64         13.46
35.01  -  40.00         1,443              104,982,412.79         16.40
40.01  -  45.00         1,815              142,242,123.29         22.23
45.01  -  50.00         1,918              153,910,360.63         24.05
50.01  -  55.00           164               16,274,632.21          2.54
55.01% -  60.00%            2                   90,539.67          0.01
--------------------------------------------------------------------------------

Total:                  8,902             $640,001,379.88        100.00%

37
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


Group I Home Equity Loans

                        Lien Position - Fixed Rate Loans

                            Number of             Aggregate       % of Aggregate
Lien Position           Home Equity Loans        Loan Balance      Loan Balance
--------------------------------------------------------------------------------
1st                             7,632          $595,710,611.68          93.08%
2nd                             1,270            44,290,768.20           6.92
--------------------------------------------------------------------------------
Total:                          8,902          $640,001,379.88         100.00%


                         Loan Purpose - Fixed Rate Loans

                            Number of             Aggregate       % of Aggregate
Loan Purpose            Home Equity Loans        Loan Balance      Loan Balance
--------------------------------------------------------------------------------
Cash-out Refinance              2,420          $165,002,146.95          25.78%
Debt Consolidation              4,698           331,190,132.53          51.75
Home Improvement                  182            14,233,542.86           2.22
Purchase                          426            37,653,680.12           5.88
Rate & Term Refinance             494            42,693,940.67           6.67
Other                             682            49,227,936.75           7.69
--------------------------------------------------------------------------------

Total:                          8,902          $640,001,379.88         100.00%


38
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans

                     Documentation Level - Fixed Rate Loans

                                    Number of                Aggregate                % of Aggregate
Documentation Level             Home Equity Loans           Loan Balance               Loan Balance
----------------------------------------------------------------------------------------------------------------
Limited Documentation                     534            $ 48,055,199.56                    7.51%
No Documentation                          261              21,607,519.63                    3.38
Full Documentation                      8,107             570,338,660.69                   89.12
------------------------------------------------------------------------------------------------------------

Total:                                  8,902            $640,001,379.88                  100.00%


                         Credit Score - Fixed Rate Loans

                                    Number of                Aggregate                % of Aggregate
Credit Score                    Home Equity Loans           Loan Balance               Loan Balance
----------------------------------------------------------------------------------------------------------
A                                       5,693            $447,674,274.08                   69.95%
B                                       1,964             123,950,190.87                   19.37
C                                       1,078              60,903,085.03                    9.52
D                                         167               7,473,829.90                    1.17
----------------------------------------------------------------------------------------------------------

Total:                                 8,902             $640,001,379.88                  100.00%


                          Loan Type - Fixed Rate Loans

                                    Number of                Aggregate                % of Aggregate
Loan Type                       Home Equity Loans           Loan Balance               Loan Balance
----------------------------------------------------------------------------------------------------------
Fixed Rate Fully Amortizing             6,520            $469,174,932.85                   73.31%
5 Year Balloon                              1                  25,130.97                    0.00
10 Year Balloon                            34               1,405,690.82                    0.22
15 Year Balloon                         2,346             169,335,651.84                   26.46
20 Year Balloon                             1                  59,973.40                    0.01
----------------------------------------------------------------------------------------------------------

Total:                                  8,902            $640,001,379.88                  100.00%


39
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group I Home Equity Loans


                        Prepayment Penalty - Fixed Loans

                                     Number of                     Aggregate              % of Aggregate
Prepayment Penalty               Home Equity Loans                Loan Balance             Loan Balance
-----------------------------------------------------------------------------------------------------------------
Yes                                      6,226                 $467,404,945.65                   73.03%
No                                       2,676                  172,596,434.23                   26.97
-----------------------------------------------------------------------------------------------------------------

Total:                                   8,902                 $640,001,379.88                  100.00%


                         Junior Lien Ratio- Fixed Loans

                                     Number of                    Aggregate               % of Aggregate
Range of Junior Ratio            Home Equity Loans               Loan Balance              Loan Balance
-----------------------------------------------------------------------------------------------------------------
Not Applicable                           7,632                 $595,710,611.68                   93.08%
  5.01% -  10.00%                           11                      154,638.82                    0.02
 10.01  -  15.00                           154                    3,410,840.29                    0.53
 15.01  -  20.00                           281                    7,331,933.83                    1.15
 20.01  -  25.00                           222                    6,925,891.38                    1.08
 25.01  -  30.00                           198                    7,423,760.32                    1.16
 30.01  -  35.00                           120                    4,804,516.58                    0.75
 35.01  -  40.00                            79                    3,077,496.60                    0.48
 40.01  -  45.00                            59                    2,892,149.46                    0.45
 45.01  -  50.00                            48                    2,666,868.70                    0.42
 50.01  -  55.00                            32                    1,759,103.55                    0.27
 55.01  -  60.00                            17                      800,338.68                    0.13
 60.01  -  65.00                            13                      814,009.17                    0.13
 65.01  -  70.00                             6                      365,124.24                    0.06
 70.01  -  75.00                             4                      185,299.06                    0.03
 75.01  -  80.00                             8                      394,926.96                    0.06
 80.01  -  85.00                            10                      716,951.81                    0.11
 85.01  -  90.00                             5                      238,137.90                    0.04
 90.01  -  95.00                             1                       81,220.07                    0.01
 95.01% - 100.00%                            2                      247,560.78                    0.04
-----------------------------------------------------------------------------------------------------------------

Total:                                   8,902                 $640,001,379.88                  100.00%


40
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials


                           Group II Home Equity Loans


41
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

               Collateral Description (Adjustable Rate Collateral)

                                                              Group II
                                                              --------

Cut-Off Date:                             5/31/99
Total Outstanding Balance:                $160,000,278.20
Number of Loans:                          1,499
Average Remaining Balance:                $106,738.01 (range: $18,750.00 - $433,678.21)
Product Type:                             77.42% 2/28 LIBOR
                                          21.30% 3/27 LIBOR
                                          0.78% 6 month LIBOR
                                          0.07% 2/28 T-Bill
                                          0.43% 1 Yr. T-Bill
WA Gross Coupon:                          10.04% (range: 6.75% - 16.20%)
WA Gross Margin /
WA Life Cap:                              6.506% / 16.514%
WA Initial Periodic Interest
Rate Caps:                                2.797% (range: 1.00% - 6.00%)
WA Months to Roll                         23.44 months (range: 1 - 36 months)
WA Original Term:                         360.0 Months (range: 360 - 360 months)
WA Remaining Term:                        357.1 Months (range: 344 - 360 months)
WA Seasoning:                             2.95 Months (range: 0 - 16 months)
Lien Position:                            100% First Lien
WA Original LTV Ratio:                    79.25% (range: 16% - 92%)
WA Debt to Income Ratio:                  39.57% (range: 4% - 57%)
Credit Grade:                             64.14% A
                                          23.75% B
                                          11.04% C
                                           1.06% D
Documentation:                            82.11% Full Documentation
                                           9.33% Limited Documentation
                                           8.57% No Documentation
Property Type:                             1.05% Single Family Attached
                                          83.09% Single Family Detached
                                           5.40% 2-4 Family
                                           4.88% PUD
                                           1.83% Condominium
                                           3.76% Manufactured Housing
Owner Occupancy:                          93.76% Owner Occupied, 6.24% Investor Owned
Loan Purpose:                             25.20% Cash Out Refinance, 31.67% Debt
                                          Consolidation, 3.84% Home Improvement,
                                          26.25% Purchase, 10.09% Other, Rate & Term
                                          Refinance 2.95%
Geographic Distribution:                  CA (28.72%), UT (7.83%), MI (7.59%),
(all states greater than or
 equal to 5.00%)                          IL (5.37%), WA (5.10%),

42
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

     Geographic Distribution of Mortgaged Properties - Adjustable Rate Loans

                                  Number of                   Aggregate              % of Aggregate
State                         Home Equity Loans             Loan Balance              Loan Balance
-------------------------------------------------------------------------------------------------------
Arizona                                 57               $  5,480,541.39                   3.43%
Arkansas                                 3                    189,728.61                   0.12
California                             275                 45,943,405.80                  28.72
Colorado                                41                  4,850,795.62                   3.03
Connecticut                             13                  1,605,502.73                   1.00
District of Columbia                     3                    642,754.18                   0.40
Florida                                 60                  4,912,413.55                   3.07
Georgia                                 25                  2,600,815.77                   1.63
Idaho                                   20                  1,485,775.15                   0.93
Illinois                                83                  8,584,232.97                   5.37
Indiana                                 30                  1,893,242.26                   1.18
Iowa                                     4                    306,595.37                   0.19
Kansas                                  12                    908,023.94                   0.57
Kentucky                                15                  1,474,315.96                   0.92
Louisiana                               10                    779,701.88                   0.49
Maine                                    1                     95,423.97                   0.06
Maryland                                10                  1,426,746.20                   0.89
Massachusetts                           18                  1,745,656.64                   1.09
Michigan                               166                 12,143,620.13                   7.59
Minnesota                               33                  2,991,591.14                   1.87
Mississippi                             14                  1,005,997.54                   0.63
Missouri                                39                  2,366,922.81                   1.48
Montana                                  6                    414,063.81                   0.26
Nebraska                                 1                     83,630.25                   0.05
Nevada                                  12                  1,543,413.10                   0.96
New Hampshire                            2                    186,325.21                   0.12
New Jersey                              14                  1,840,136.39                   1.15
New Mexico                              24                  2,070,464.43                   1.29
New York                                24                  3,378,168.03                   2.11
North Carolina                          14                  1,133,400.35                   0.71
North Dakota                             1                     51,962.75                   0.03
Ohio                                    79                  6,202,448.53                   3.88
Oklahoma                                14                  1,120,172.52                   0.70
Oregon                                  31                  3,037,162.32                   1.90
Pennsylvania                            38                  2,579,079.79                   1.61
Rhode Island                             6                    578,067.03                   0.36
South Carolina                           9                    493,291.64                   0.31
South Dakota                             2                    118,887.69                   0.07
Tennessee                                9                    825,222.92                   0.52
Texas                                   60                  5,365,302.69                   3.35
Utah                                    97                 12,529,016.79                   7.83
Virginia                                15                  1,606,446.06                   1.00
Washington                              65                  8,161,250.50                   5.10
West Virginia                            5                    362,443.82                   0.23
Wisconsin                               36                  2,670,817.97                   1.67
Wyoming                                  3                    215,300.00                   0.13
-------------------------------------------------------------------------------------------------------

TOTAL                                1,499               $160,000,278.20                 100.00%


43
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

          Distribution of Current Loan Balances - Adjustable Rate Loans

Range of                          Number of                Aggregate             % of Aggregate
Remaining Principal           Home Equity Loans           Loan Balance             Loan Balance
-----------------------------------------------------------------------------------------------------
$      0.01   -   $25,000.00           24               $    543,361.15                  0.34%
  25,000.01   -   050,000.00          217                  8,742,481.48                  5.46
  50,000.01   -   075,000.00          335                 20,842,036.14                 13.03
  75,000.01   -   100,000.00          305                 26,790,584.41                 16.74
 100,000.01   -   125,000.00          200                 22,442,776.40                 14.03
 125,000.01   -   150,000.00          136                 18,569,891.16                 11.61
 150,000.01   -   175,000.00           75                 12,117,367.12                  7.57
 175,000.01   -   200,000.00           54                 10,099,970.77                  6.31
 200,000.01   -   225,000.00           40                  8,456,939.40                  5.29
 225,000.01   -   250,000.00           44                 10,482,423.33                  6.55
 250,000.01   -   275,000.00           19                  4,963,735.37                  3.10
 275,000.01   -   300,000.00           20                  5,749,598.99                  3.59
 300,000.01   -   325,000.00           12                  3,754,372.85                  2.35
 325,000.01   -   350,000.00            9                  3,029,332.00                  1.89
 350,000.01   -   400,000.00            7                  2,565,563.38                  1.60
$400,000.01   -  $450,000.00            2                    849,844.25                  0.53
-----------------------------------------------------------------------------------------------------

TOTAL                               1,499               $160,000,278.20                100.00%

              Original Loan-to-Value Ratios - Adjustable Rate Loans

Range of                          Number of                    Aggregate             % of Aggregate
Original LTV                  Home Equity Loans              Loan Balance             Loan Balance
--------------------------------------------------------------------------------------------------------
15.01%   -   20.00%                     1               $     36,000.00                  0.02%
20.01    -   25.00                      1                     52,473.85                  0.03
25.01    -   30.00                      1                     30,402.24                  0.02
30.01    -   35.00                      3                    195,398.97                  0.12
35.01    -   40.00                     10                    596,790.35                  0.37
40.01    -   45.00                      9                    452,359.58                  0.28
45.01    -   50.00                     19                  1,137,420.39                  0.71
50.01    -   55.00                     17                  1,292,828.53                  0.81
55.01    -   60.00                     36                  3,222,049.18                  2.01
60.01    -   65.00                     68                  5,461,645.35                  3.41
65.01    -   70.00                    122                 11,314,624.82                  7.07
70.01    -   75.00                    228                 21,623,873.55                 13.51
75.01    -   80.00                    466                 52,366,850.14                 32.73
80.01    -   85.00                    265                 31,243,845.39                 19.53
85.01    -   90.00                    247                 30,178,258.90                 18.86
90.01%   -   95.00%                     6                    795,456.96                  0.50
-----------------------------------------------------------------------------------------------------

TOTAL                               1,499               $160,000,278.20                100.00%


44
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

          Distribution of Current Coupon Rates - Adjustable Rate Loans

Range of Current              Number of                   Aggregate                       % of Aggregate
Coupon Rates              Home Equity Loans             Loan Balance                       Loan Balance
---------------------------------------------------------------------------------------------------------------
    0.01%  -  7.00%                1                 $    288,737.43                         0.18%
    7.51   -  8.00                13                    1,533,535.28                         0.96
    8.01   -  8.50                39                    5,075,819.86                         3.17
    8.51   -  9.00               137                   19,958,610.49                        12.47
    9.01   -  9.50               200                   24,364,971.12                        15.23
    9.51   - 10.00               356                   40,293,878.96                        25.18
   10.01   - 10.50               229                   24,967,122.54                        15.60
   10.51   - 11.00               231                   22,060,686.16                        13.79
   11.01   - 11.50               110                    9,076,426.15                         5.67
   11.51   - 12.00                95                    6,754,486.29                         4.22
   12.01   - 12.50                36                    2,605,952.87                         1.63
   12.51   - 13.00                25                    1,495,133.65                         0.93
   13.01   - 13.50                10                      575,978.96                         0.36
   13.51   - 14.00                 7                      419,548.48                         0.26
   14.01   - 14.50                 2                       50,389.56                         0.03
   14.51   - 15.00                 6                      355,237.10                         0.22
   15.01   - 15.50                 1                       22,393.52                         0.01
   16.01%  - 16.50%                1                      101,369.78                         0.06
------------------------------------------------------------------------------------------------------------

TOTAL                          1,499                 $160,000,278.20                       100.00%


45
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

       Distribution of Remaining Terms to Maturity - Adjustable Rate Loans

Range of                      Number of                      Aggregate                      % of Aggregate
Remaining Terms           Home Equity Loans                 Loan Balance                      Loan Balance
-------------------------------------------------------------------------------------------------------------------
353 and below                     171                     $ 20,982,192.69                      13.11%
354                                65                        7,131,751.54                       4.46
355                                90                       10,961,412.00                       6.85
356                               144                       16,498,849.20                      10.31
357                               134                       13,527,958.55                       8.45
358                               303                       30,697,010.89                      19.19
359                               279                       27,836,607.76                      17.40
360                               313                       32,364,495.57                      20.23
----------------------------------------------------------------------------------------------------------------

TOTAL                           1,499                     $160,000,278.20                     100.00%

           Distribution of Months of Seasoning - Adjustable Rate Loans

                              Number of                         Aggregate                   % of Aggregate
Range of Seasoning        Home Equity Loans                    Loan Balance                  Loan Balance
----------------------------------------------------------------------------------------------------------------
  0 -  1                          592                     $ 60,201,103.33                      37.63%
  2 - 12                          894                       97,809,280.97                      61.13
 13 - 24                          132                        1,989,893.90                       1.24
----------------------------------------------------------------------------------------------------------------

TOTAL                           1,499                     $160,000,278.20                     100.00%

                 Distribution of Margins - Adjustable Rate Loans

                              Number of                       Aggregate                   % of Aggregate
Range of Margin           Home Equity Loans                  Loan Balance                  Loan Balance
-------------------------------------------------------------------------------------------------------------------
  0.01%  -   4.00%                  2                     $    254,678.32                       0.16%
  4.01   -   5.00                  54                        7,386,667.89                       4.62
  5.01   -   6.00                 357                       44,281,131.69                      27.68
  6.01   -   7.00                 601                       65,145,707.64                      40.72
  7.01   -   8.00                 372                       33,787,993.61                      21.12
  8.01   -   9.00                  84                        6,813,863.18                       4.26
  9.01   -  10.00                  17                        1,612,440.15                       1.01
 10.01   -  11.00                  10                          617,759.91                       0.39
 11.01   -  12.00                   1                           22,393.52                       0.01
 12.01   -  13.00%                  1                           77,642.29                       0.05
----------------------------------------------------------------------------------------------------------------

TOTAL                           1,499                     $160,000,278.20                     100.00%


46
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

          Distribution of Maximum Coupon Rates - Adjustable Rate Loans

Range of Maximum              Number of                    Aggregate                   % of Aggregate
Coupon Rates              Home Equity Loans               Loan Balance                  Loan Balance
--------------------------------------------------------------------------------------------------------
12.01%  -  13.00%                 1                      $    288,737.43                     0.18%
13.01   -  14.00                  5                           439,131.18                     0.27
14.01   -  15.00                 99                        13,427,232.19                     8.39
15.01   -  16.00                397                        46,314,554.50                    28.95
16.01   -  17.00                503                        56,777,431.42                    35.49
17.01   -  18.00                316                        29,782,070.70                    18.61
18.01   -  19.00                125                         9,760,159.89                     6.10
19.01   -  20.00                 31                         2,028,630.80                     1.27
20.01   -  21.00                 14                           807,967.95                     0.50
21.01   -  22.00                  6                           225,586.90                     0.14
22.01   -  23.00                  1                            47,405.46                     0.03
23.01   -  24.00%                 1                           101,369.78                     0.06
--------------------------------------------------------------------------------------------------------

TOTAL                         1,499                      $160,000,278.20                   100.00%


47
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

            Month of Next Coupon Rate Change - Adjustable Rate Loans

Range of Next              Number of                         Aggregate                    % of Aggregate
Coupon Adjustment      Home Equity Loans                    Loan Balance                   Loan Balance
-------------------------------------------------------------------------------------------------------------
Jul-99                          2                    $    251,216.42                          0.16%
Aug-99                          3                         214,640.36                          0.13
Sep-99                          2                         192,837.13                          0.12
Oct-99                          4                         569,653.22                          0.36
Nov-99                          2                         143,025.00                          0.09
Dec-99                          2                         567,940.84                          0.35
Jan-00                          1                          68,061.27                          0.04
Mar-00                          3                         606,565.69                          0.38
Apr-00                          7                       1,142,887.30                          0.71
May-00                          1                         134,245.58                          0.08
Jun-00                          7                         829,347.64                          0.52
Jul-00                          8                         638,652.14                          0.40
Aug-00                         19                       2,194,743.59                          1.37
Sep-00                         32                       3,998,177.75                          2.50
Oct-00                         50                       6,749,127.50                          4.22
Nov-00                         54                       5,701,050.29                          3.56
Dec-00                         63                       7,703,517.34                          4.81
Jan-01                        112                      13,742,655.73                          8.59
Feb-01                        103                      10,598,511.64                          6.62
Mar-01                        242                      24,948,039.31                         15.59
Apr-01                        205                      20,610,377.60                         12.88
May-01                        192                      20,099,123.07                         12.56
Jun-01                         41                       4,615,194.61                          2.88
Jul-01                          4                         360,744.62                          0.23
Aug-01                          2                         302,785.03                          0.19
Sep-01                         10                         811,014.43                          0.51
Oct-01                         17                       2,055,144.53                          1.28
Nov-01                         11                       1,430,701.25                          0.89
Dec-01                         25                       2,689,953.82                          1.68
Jan-02                         30                       2,504,977.05                          1.57
Feb-02                         31                       2,920,894.05                          1.83
Mar-02                         60                       5,629,828.38                          3.52
Apr-02                         74                       7,237,261.52                          4.52
May-02                         66                       6,124,577.50                          3.83
Jun-02                         14                       1,612,805.00                          1.01
-------------------------------------------------------------------------------------------------------------

TOTAL                       1,499                    $160,000,278.20                        100.00%


48
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

              Types of Mortgaged Properties - Adjustable Rate Loans

                                      Number of                   Aggregate                  % of Aggregate
Property Type                     Home Equity Loans             Loan Balance                  Loan Balance
------------------------------------------------------------------------------------------------------------------
Condominium                                31                  $  2,923,367.06                      1.83%
Manufactured Housing                       73                     6,020,810.45                      3.76
Planned Unit Development                   49                     7,800,906.93                      4.88
Single Family Attached                     16                     1,675,597.43                      1.05
Single Family Detached                  1,250                   132,941,343.05                     83.09
Two-to-Four Family                         80                     8,638,253.28                      5.40
------------------------------------------------------------------------------------------------------------------

TOTAL                                   1,499                  $160,000,278.20                    100.00%

                    Occupancy Status - Adjustable Rate Loans

                                      Number of                   Aggregate                  % of Aggregate
Occupancy Status                  Home Equity Loans             Loan Balance                  Loan Balance
------------------------------------------------------------------------------------------------------------------
Investor Owned                            122                  $  9,991,027.42                      6.24%
Primary Residence                       1,377                   150,009,250.78                     93.76
------------------------------------------------------------------------------------------------------------------

TOTAL                                   1,499                  $160,000,278.20                    100.00%

                              Distribution of Original Months to Maturity - Adjustable Rate Loans

                                      Number of                   Aggregate                  % of Aggregate
Original Months to Maturity       Home Equity Loans             Loan Balance                  Loan Balance
------------------------------------------------------------------------------------------------------------------
360                                     1,499                  $160,000,278.20                    100.00%
------------------------------------------------------------------------------------------------------------------

TOTAL                                   1,499                  $160,000,278.20                    100.00%


49
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

                      Lien Position - Adjustable Rate Loans

                                      Number of                    Aggregate                  % of Aggregate
Position Lien                     Home Equity Loans              Loan Balance                  Loan Balance
---------------------------------------------------------------------------------------------------------------
1st                                    1,499                   $160,000,278.20                    100.00%
---------------------------------------------------------------------------------------------------------------

TOTAL                                  1,499                   $160,000,278.20                    100.00%


          Distribution of Minimum Coupon Rates - Adjustable Rate Loans

Range of                              Number of                    Aggregate                  % of Aggregate
Minimum Coupons                   Home Equity Loans              Loan Balance                  Loan Balance
---------------------------------------------------------------------------------------------------------------
  6.01%  -  7.00%                          2                   $    342,594.09                      0.21%
  7.01   -  8.00                          13                      1,533,535.28                      0.96
  8.01   -  9.00                         176                     25,034,430.35                     15.65
  9.01   - 10.00                         556                     64,658,850.08                     40.41
 10.01   - 11.00                         459                     46,973,952.04                     29.36
 11.01   - 12.00                         205                     15,830,912.44                      9.89
 12.01   - 13.00                          61                      4,101,086.52                      2.56
 13.01   - 14.00                          17                        995,527.44                      0.62
 14.01   - 15.00                           8                        405,626.66                      0.25
 15.01   - 16.00                           1                         22,393.52                      0.01
 16.01%  - 17.00%                          1                        101,369.78                      0.06
---------------------------------------------------------------------------------------------------------------

TOTAL                                  1,499                   $160,000,278.20                    100.00%


                     Days Delinquent - Adjustable Rate Loans

                                      Number of                    Aggregate                  % of Aggregate
Days Delinquent                   Home Equity Loans              Loan Balance                  Loan Balance
---------------------------------------------------------------------------------------------------------------
Current                                1,213                   $129,796,033.92                     81.12%
    1  - 30                              262                     27,800,457.88                     17.38
   31  - 60                               23                      2,280,597.03                      1.43
   61  - 90                                1                        123,189.37                      0.08
---------------------------------------------------------------------------------------------------------------

TOTAL                                  1,499                   $160,000,278.20                    100.00%


50
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

                      Credit Score - Adjustable Rate Loans

                                      Number of                     Aggregate                  % of Aggregate
Credit Grade                      Home Equity Loans               Loan Balance                  Loan Balance
-------------------------------------------------------------------------------------------------------------------
A                                          882                  $102,626,837.05                     64.14%
B                                          368                    38,005,045.83                     23.75
C                                          222                    17,666,320.85                     11.04
D                                           27                     1,702,074.47                      1.06
-------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%

                      Product Type - Adjustable Rate Loans

                                      Number of                     Aggregate                  % of Aggregate
Product Type                      Home Equity Loans               Loan Balance                  Loan Balance
-------------------------------------------------------------------------------------------------------------------
1 Yr T-Bill                                  6                  $    688,086.37                      0.43%
2/28 T-Bill                                  1                       112,414.90                      0.07
2/28 LIBOR                               1,135                   123,865,253.90                     77.42
3/27 LIBOR                                 348                    34,083,296.43                     21.30
6 M LIBOR                                    9                     1,251,226.60                      0.78
-------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%

                  Debt to Income Ratio - Adjustable Rate Loans

Range of Debt                        Number of                      Aggregate                   % of Aggregate
to Income                        Home Equity Loans                Loan Balance                   Loan Balance
-------------------------------------------------------------------------------------------------------------------
 0.01%  -   5.00%                            2                  $    189,420.33                      0.12%
 5.01   -  10.00                             5                       306,967.48                      0.19
10.01   -  15.00                            17                     1,183,923.55                      0.74
15.01   -  20.00                            51                     3,433,181.00                      2.15
20.01   -  25.00                           107                     9,653,203.69                      6.03
25.01   -  30.00                           146                    13,478,395.17                      8.42
30.01   -  35.00                           205                    19,803,567.23                     12.38
35.01   -  40.00                           281                    29,194,075.12                     18.25
40.01   -  45.00                           296                    32,955,286.62                     20.60
45.01   -  50.00                           310                    38,141,298.59                     23.84
50.01   -  55.00                            75                    10,769,844.97                      6.73
55.01%  -  60.00%                            4                       891,114.45                      0.56
-------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%


51
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

                      Loan Purpose - Adjustable Rate Loans

Loan                                  Number of                    Aggregate                  % of Aggregate
Purpose                           Home Equity Loans              Loan Balance                  Loan Balance
------------------------------------------------------------------------------------------------------------------
Cash-out Refinance                         403                  $ 40,314,999.58                     25.20%
Debt Consolidation                         483                    50,667,054.68                     31.67
Home Improvement                            52                     6,136,346.74                      3.84
Purchase                                   379                    42,007,393.48                     26.25
Rate & Term Refinance                       39                     4,723,343.71                      2.95
Other                                      143                    16,151,140.01                     10.09
------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%

                  Initial Periodic Cap - Adjustable Rate Loans

Initial                               Number of                    Aggregate                  % of Aggregate
Rate Cap                          Home Equity Loans              Loan Balance                  Loan Balance
------------------------------------------------------------------------------------------------------------------
1.00%                                       49                  $  6,092,158.26                      3.81%
1.50                                       106                    12,399,788.01                      7.75
2.00                                        53                     4,846,474.78                      3.03
3.00                                     1,281                   135,596,811.63                     84.75
5.00                                         1                        53,856.66                      0.03
6.00%                                        9                     1,011,188.86                      0.63
------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%


52
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1999-3
--------------------------------------------------------------------------------
                             Computational Materials

Group II Home Equity Loans

                 Subsequent Periodic Cap - Adjustable Rate Loans

                                      Number of                    Aggregate                  % of Aggregate
Periodic Cap                      Home Equity Loans              Loan Balance                  Loan Balance
--------------------------------------------------------------------------------------------------------------------
1.00%                                    1,350                  $141,156,689.05                     88.22%
1.50                                       116                    15,394,122.27                      9.62
2.00                                         6                       564,752.49                      0.35
3.00%                                       27                     2,884,714.39                      1.80
--------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%

                   Documentation Level - Adjustable Rate Loans

                                      Number of                    Aggregate                  % of Aggregate
Documentation                     Home Equity Loans              Loan Balance                  Loan Balance
--------------------------------------------------------------------------------------------------------------------
Full Documentation                       1,255                  $131,372,124.90                     82.11%
Limited Documentation                      123                    14,922,676.20                      9.33
No Documentation                           121                    13,705,477.10                      8.57
--------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%


                   Prepayment Penalty - Adjustable Rate Loans

Prepay                                Number of                    Aggregate                  % of Aggregate
Penalty                           Home Equity Loans              Loan Balance                  Loan Balance
--------------------------------------------------------------------------------------------------------------------
Yes                                      1,261                  $134,769,684.35                     84.23%
No                                         238                    25,230,593.85                     15.77
--------------------------------------------------------------------------------------------------------------------

TOTAL                                    1,499                  $160,000,278.20                    100.00%


53
================================================================================
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT    FIRST
SUISSE    BOSTON